Exhibit 99.1

FOR IMMEDIATE RELEASE	ANALYST CONTACT:
Arthur G. Meyer
(937) 259-7208

DPL FILES FINANCIAL REPORTS

2003 Form 10-K, First and Second Quarter 2004 Form 10-Qs Completed

Dividends Declared

Comments on Outlook

DAYTON, OHIO, November 5, 2004 — DPL Inc. (NYSE: DPL) today announced that it has filed with the Securities and Exchange Commission (SEC) its Annual Report on Form 10-K for the period ended December 31, 2003 and its Form 10-Q for the periods ended March 31, 2004 and June 30, 2004.  DPL will file its third quarter Form 10-Q within the one-time five-day extension period pursuant to SEC rules.  A DPL Annual Report will be mailed to shareholders shortly.

“DPL remains strong financially and operationally,” said Robert Biggs, Chairman of DPL Inc.  “We are grateful to all of our stakeholders who have shown great patience and support as we worked through some very challenging times in 2004.”

With the SEC required filings current, DPL also announced it will resume dividend payments.  Shareholders of record on November 16, 2004 will receive a $0.72 per share dividend payment.  This payment, which continues the annualized rate of $0.96 per share, includes the quarterly dividends normally paid on June 1 and September 1 that were suspended due to the 10-K filing delay and the quarterly dividend payable December 1, 2004.

Earnings First Six Months 2004 (All references to earnings per share are basic earnings per share.)

James Mahoney, DPL President and Chief Executive Officer, said, “Strong operational performance in our electric utility supported by income from the financial asset portfolio produced solid results in the first six months of 2004.”

For the first six months, DPL earnings per share were $0.88, compared with earnings per share of $0.73 in 2003.  Excluding $0.14 of earnings from the adoption in 2003 of SFAS 143 relating to accounting for asset retirement obligations, earnings per share were $0.59 for the first six months of 2003.

Net income for the first six months of 2004 was $106.1 million, compared to $87.9 million in the same period in 2003.  Excluding $17.0 million in 2003 from the cumulative effect of adopting SFAS 143, net income for the first six months of 2003 was $70.9 million.

Total revenues of $587.2 million increased by $16.1 million or 3%, compared to the first six months of 2003.  Retail revenues increased $12.5 million resulting from higher residential and commercial sales volume, primarily as a result of warmer weather.  Wholesale revenues increased $3.6 million resulting from higher average market rates and increased volume.

The increase in revenues, however, was more than offset by increased fuel and purchased power costs.  As a result, net electric margins of $404.8 million declined by $7.6 million or 2% for the first six months.

Operating income of $180.1 million for the first six months of 2004 was down slightly from 2003’s operating income of $181.3 million.  The decrease in operating income resulted from the reduction in electric margins of $7.6 million, increased operating and maintenance expenses of $18.9 million (associated with higher corporate costs and increased electric production costs), and decreased amortization expenses of $22.6 million relating to regulatory assets that were fully amortized prior to 2004.

Investment income from the financial asset portfolio for the first six months of 2004 increased by $98.2 million over 2003.  Investment income through June 2004 totaled $86.2 million compared to a loss of $12.0 million for the same period a year ago.

Other income decreased $43.2 million for the first six months of 2004, compared to 2003.  Other income in 2003 included $39.7 million due to the termination of DP&L’s business interruption risk insurance policy.

Liquidity

Through the first six months of 2004, cash flow and liquidity remained strong.  In March of 2004, the Company issued $175 million unsecured 8% series senior notes.  In April of 2004, the Company used the proceeds of these notes — combined with $202 million of funds provided by the financial asset portfolio and $123 million from core operations — to fund the retirement of $500 million of the 6.82% series senior notes.  In May of 2004, the Company paid $70 million in accordance with the terms of a shareholder litigation settlement.  As of June 30, 2004, the Company’s cash and temporary cash investments were $137 million and its public securities were $78 million.  As of November 4, 2004, DPL had approximately $200 million in cash and temporary cash investments, and $75 million in public securities.

As of June 30, 2004, DPL could be required to invest up to an additional $226.8 million in existing limited partnership interests in the financial asset portfolio as compared to $368.5 million at June 30, 2003, but is not subscribing to additional private equity funds at this time.

Outlook

Fuel Supply — DPL is currently maintaining a three to four-week inventory across its generation plants.  Based on expected output of these plants and available information from co-owners of the facilities, the Company has long-term fuel supply agreements that provide for 100%, 80-85% and 60% of fuel requirements for the remainder of 2004, 2005 and 2006, respectively.  These agreements limit the Company’s exposure to increases in fuel prices.

Earnings — With the pressure of increased fuel and litigation costs, the Company is adjusting its 2004 utility-only earnings guidance from the $1.10 to $1.20 earnings per share established previously to $0.95 to $1.05 earnings per share.  Utility-only earnings per share reflects DPL Inc. net income, less after tax financial asset portfolio income net of fees.

Looking ahead, increases in fuel and O&M will have a continued negative impact, as will environmental costs.  Mitigation of fuel and environmental impacts begins in 2006 with the ability to access potential revenue increases through the Company’s approved rate stabilization plan.  The Company will provide more detailed 2005 guidance in early 2005, after the Company has reviewed forecast information and strategic activities for the year.

Form 10-K Restatement

The recent Audit Committee investigation and the 2003 year-end closing process identified several adjustments to prior period financial statements.  The adjustments largely centered around the accounting and tax treatment of various executive compensation and benefit arrangements.  As a result of these prior period adjustments, the Company restated its consolidated financial statements for the fiscal years ended December 31, 2001 and 2002 and for the quarters ended March 31, 2002 through September 30, 2003.  The restatement also affected the average number of common shares outstanding by adding stock incentive units to the outstanding shares during those periods the stock incentive unit plan was considered an equity plan.

The restatement adjustments increased net income by $3.8 million to $91.1 million for 2002, and earnings per share increased $0.03 per common share from $0.73 to $0.76.  Earnings for 2001 of $196.8 million were reduced $0.04 per common share from $1.66 to $1.62 as a result of a $1.1 million reduction in net income.

The Company also adjusted its unaudited consolidated financial statement information for the year ended December 31, 2003 that was previously contained in the March 16, 2004 and February 10, 2004 Current Reports on Form 8-K.  As a result, net income was reduced by $4.4 million to $148.5 million, and earnings per share were reduced $0.04 from $1.28, as previously reported, to $1.24.

Corporate Activities

Over the last six months, the Company has taken numerous actions to strengthen its overall corporate position including:

•                  Significant changes in senior management leadership.

•                  The addition of four new Board members — Glenn Harder, Retired General Lester Lyles, Dr. Ned Sifferlen, and James Mahoney.  Eight of the ten DPL Board members are now independent, and six of the ten have joined the Board since August of last year.

•                  Addressing internal control processes and “tone at the top” issues identified as a result of the Audit Committee investigation and raised by our external auditors.

•                  Filing suit seeking to recover payments made to former executive officers.

•                  Initiating a comprehensive review of DPL’s financial asset portfolio.

•                  Addressing important operational issues including long-term environmental compliance, fuel requirements and procurement strategy, PJM market integration and Ohio rate stabilization plan requirements.

“Having placed the distractions of 2004 behind us, we look to the future with optimism,” said Mahoney.  “We have an outstanding organization with a clear focus on service excellence for our customers and value creation for our shareholders.”

Annual Meeting Date Set

DPL also announced that it will hold its 2004 Annual Meeting on December 22, 2004 in Dayton, Ohio, which is a change of more than 30 days from the anniversary of DPL’s 2003 Annual Meeting.  Consequently, any shareholder proposal sought to be included in DPL’s proxy materials for the 2004 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by DPL a reasonable time before it begins to print its proxy materials.  DPL considers proposals received by November 15, 2004 to be a reasonable time before it begins to print its proxy materials.  In addition, any shareholder interested in nominating a director for election at the 2004 Annual Meeting must deliver a written nomination pursuant to the requirements in DPL’s Code of Regulations to DPL by November 15, 2004.  Both shareholder proposals and written nominations should be sent to DPL Inc., c/o Corporate Secretary, 1065 Woodman Drive, Dayton, Ohio  45432.

Holders of common shares of record at the close of business on November 16, 2004 will be entitled to vote at the meeting.

Conference Call/Webcast

DPL will conduct a webcast conference call with financial analysts Monday, November 8, at 10:00 a.m. Eastern Time.  Interested parties, including investors and the media, can access the webcast conference call real-time on DPL’s website at www.dplinc.com in the Company’s investor relations section.  Please go to the website at least fifteen minutes prior to the start of the event to register, download and install any necessary audio software to listen to the webcast.  For those who are unable to listen to the live webcast, it will be archived on the DPL Inc. website.

About DPL

DPL Inc. is a diversified regional energy company. DPL’s principal subsidiaries include The Dayton Power & Light Company (DP&L) and DPL Energy. DP&L provides electric services to over 500,000 retail customers in West Central Ohio. DPL Energy markets over 4,400 megawatts of generation capacity throughout the eastern United States. DPL Inc., through its subsidiaries, ranks among the top energy companies in generation efficiency and productivity. Further information on DPL Inc. can be found at www.dplinc.com.

Certain statements contained in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters presented which relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectation of the Company’s future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Such forward-looking statements are subject to risks and uncertainties and investors are cautioned that outcomes and results may vary materially from those projected due to many factors beyond DPL’s control. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

See attached tables.

November 5, 2004

DPL Inc.

Consolidated Statement of Results of Operations

	For the years ended December 31,
$ in millions except per share amounts	2003	2002 (as restated)	2001 (as restated)

Revenues
Electric revenues	$1,181.0	$1,173.5	$1,186.2
Other revenues, net of fuel costs	10.0	12.9	15.6
Total revenues	1,191.0	1,186.4	1,201.8

Operating Expenses
Fuel	234.6	227.0	232.3
Purchased power	87.9	79.3	72.7
Operation and maintenance	199.8	155.6	168.0
Depreciation and amortization	138.9	134.1	127.3
General taxes	108.9	111.7	99.9
Amortization of regulatory assets, net	49.0	48.1	46.9
Total operating expenses	819.1	755.8	747.1

Operating Income	371.9	430.6	454.7

Investment income (loss)	75.8	(102.4)	26.7
Interest expense	(181.7)	(179.4)	(176.5)
Shareholder litigation	(76.7)	—	—
Other income (deductions)	25.7	(4.1)	2.5
Income Before Income Taxes and Cumulative Effect of Accounting Change	215.0	144.7	307.4

Income tax expense	83.5	53.6	111.6

Income Before Cumulative Effect of Accounting Change	131.5	91.1	195.8

Cumulative effect of accounting change, net of tax	17.0	—	1.0
Net Income	$148.5	$91.1	$196.8

Average Number of Common Shares Outstanding (millions)

Basic	119.8	119.5	121.7
Diluted	121.7	124.5	129.2

Earnings Per Share of Common Stock — Basic
Income before cumulative effect of accounting change	$1.10	$0.76	$1.61
Cumulative effect of accounting change	0.14	—	0.01
Total Basic	$1.24	$0.76	$1.62

Earnings Per Share of Common Stock — Diluted
Income before cumulative effect of accounting change	$1.08	$0.73	$1.51
Cumulative effect of accounting change	0.14	—	0.01
Total Diluted	$1.22	$0.73	$1.52

Dividends Paid Per Share of Common Stock	$0.94	$0.94	$0.94

DPL Inc.

Consolidated Statement of Cash Flows

	For the years ended December 31,
$ in millions	2003	2002 (as restated)	2001 (as restated)

Operating Activities
Net income	$148.5	$91.1	$196.8
Adjustments:
Depreciation and amortization	138.9	134.1	127.3
Shareholder litigation	66.6	—	—
Amortization of regulatory assets, net	49.0	48.1	46.9
Deferred income taxes	18.2	(50.5)	9.2
Captive insurance provision	(46.8)	(16.6)	(36.4)
Investment (income) loss	(47.7)	113.3	(19.0)
Income from interest rate hedges	(21.2)	—	—
Cumulative effect of accounting change, net of tax	(17.0)	—	(1.0)
Changes in working capital:
Accounts receivable	(3.7)	(1.3)	71.3
Accounts payable	10.4	(12.2)	(29.4)
Accrued taxes payable	56.1	9.8	(40.0)
Accrued interest payable	(9.1)	(0.2)	15.5
Prepayments	(7.4)	(4.5)	(4.7)
Inventories	4.0	5.5	(15.5)
Deferred compensation assets	49.0	(0.3)	2.7
Deferred compensation obligations	(47.0)	(2.7)	(10.6)
Other	9.5	0.2	(2.8)
Net cash provided by operating activities	350.3	313.8	310.3

Investing Activities
Capital expenditures	(120.9)	(171.6)	(338.0)
Purchases of fixed income and equity securities	(164.0)	(288.3)	(316.1)
Sales of fixed income and equity securities	298.9	310.4	317.6
Settlement of interest rate hedge	51.4	—	—
Income taxes from sale of natural gas distribution assets	—	—	(90.9)

Net cash provided by (used for) investing activities	65.4	(149.5)	(427.4)

Financing Activities
Issuance of long-term debt, net of issue costs	465.1	—	395.9
Issuance (retirement) of short-term debt, net	—	(12.0)	12.0
Retirement of long-term debt	(471.9)	(7.2)	(6.4)
Dividends paid on common stock	(112.1)	(111.8)	(112.0)
Purchase of treasury stock	—	—	(35.8)
Issuance of trust preferred securities by subsidiary, net of issue costs (Note 9)	—	—	289.0
Redemption of trust preferred securities by subsidiary	—	—	(550.0)

Net cash used for financing activities	(118.9)	(131.0)	(7.3)

Cash and Temporary Cash Investments
Net change	296.8	33.3	(124.4)
Balance at beginning of year	40.8	7.5	131.9

Balance at end of year	$337.6	$40.8	$7.5

Cash Paid During the Year For:
Interest and trust preferred distributions	$184.0	$172.9	$155.1
Income taxes	$15.2	$104.0	$193.7

DPL Inc.

Consolidated Balance Sheet

	At December 31,
$ in millions	2003	2002 (as restated)

Assets
Property
Property, plant and equipment	$4,420.8	$4,323.2
Less: Accumulated depreciation and amortization	(1,846.9)	(1,722.3)
Net property	2,573.9	2,600.9

Current Assets
Cash and temporary cash investments	337.6	40.8
Accounts receivable, less provision for uncollectible accounts of $6.0 and $11.1, respectively	176.0	169.4
Inventories, at average cost	52.1	56.1
Prepaid taxes	46.4	46.9
Other	60.1	66.2
Total current assets	672.2	379.4

Other Assets
Financial assets:
Public securities	140.3	175.8
Private securities under the equity method	343.9	370.4
Private securities under the cost method	500.7	481.4
Total financial assets	984.9	1,027.6

Income taxes recoverable through future revenues	43.3	34.6
Other regulatory assets	36.1	80.1
Other	134.3	155.1
Total other assets	1,198.6	1,297.4

Total Assets	$4,444.7	$4,277.7

DPL Inc.

Consolidated Balance Sheet

	At December 31,
$ in millions	2003	2002
		(as restated)
Capitalization and Liabilities
Capitalization
Common shareholders’ equity
Common stock: par value $0.01 per share, 250,000,000 shares authorized, 126,501,404 shares issued and outstanding at December 31, 2003 and 2002, respectively	$1.3	$1.3
Other paid-in capital, net of treasury stock	12.0	8.4
Warrants	50.0	50.0
Common stock held by employee plans	(84.4)	(89.6)
Accumulated other comprehensive income	57.7	(2.2)
Earnings reinvested in the business	865.7	856.9
Total common shareholders’ equity	902.3	824.8

Preferred stock	23.0	23.0
Company obligated mandatorily redeemable trust preferred securities of subsidiary holding solely parent debentures	—	292.6
Long-term debt	1,954.7	2,142.3
Total shares subject to mandatory redemption and long-term debt	1,954.7	2,434.9

Total capitalization	2,880.0	3,282.7
Current Liabilities
Current portion — long-term debt	511.1	9.1
Accounts payable	95.6	101.4
Shareholder litigation	70.0	—
Accrued taxes	148.7	99.1
Accrued interest	50.1	51.1
Other	51.8	25.9
Total current liabilities	927.3	286.6

Deferred Credits and Other
Deferred taxes	374.0	288.4
Unamortized investment tax credit	52.2	55.1
Insurance and claims costs	26.0	114.3
Other	185.2	250.6
Total deferred credits and other	637.4	708.4

Contingencies
Total Capitalization and Liabilities	$4,444.7	$4,277.7

DPL INC.

CONSOLIDATED STATEMENT OF RESULTS OF OPERATIONS

($ in millions)

	Three Months Ended March 31,
	2004	2003
		(as restated)
Revenues
Electric revenues	$299.8	$295.1
Other revenues, net of fuel costs	2.6	2.4
Total revenues	302.4	297.5

Operating Expenses
Fuel	63.6	56.6
Purchased power	28.0	19.4
Operation and maintenance	50.4	39.5
Depreciation and amortization	34.0	34.7
General taxes	27.4	28.7
Amortization of regulatory assets, net	0.1	12.1
Total operating expenses	203.5	191.0

Operating Income	98.9	106.5

Investment income (loss)	29.1	(3.5)
Interest expense	(44.5)	(45.4)
Other income (deductions)	(2.6)	0.1

Income Before Income Taxes and Cumulative Effect of Accounting Change	80.9	57.7

Income tax expense	31.2	21.8

Income Before Cumulative Effect of Accounting Change	49.7	35.9

Cumulative effect of accounting change, net of tax	—	17.0

Net Income	$49.7	$52.9

Average Number of Common Shares Outstanding (millions)
Basic	120.0	119.6
Diluted	121.3	121.8

Earnings Per Share of Common Stock
Basic:
Income before cumulative effect of accounting change	$0.41	$0.30
Cumulative effect of accounting change	—	0.14
Total Basic	$0.41	$0.44

Diluted:
Income before cumulative effect of accounting change	$0.41	$0.29
Cumulative effect of accounting change	—	0.14
Total Diluted	$0.41	$0.43

Dividends Paid Per Share of Common Stock	$0.240	$0.235

These interim statements are unaudited.

DPL INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

($ in millions)

	Three Months Ended March 31,
	2004	2003
		(as restated)
Operating Activities

Net income	$49.7	$52.9
Adjustments:
Depreciation and amortization	34.0	34.7
Amortization of regulatory assets, net	0.1	12.1
Deferred income taxes	40.3	20.0
Captive insurance provision	1.2	0.8
Investment (income) loss	(28.1)	6.1
Cumulative effect of accounting change, net of tax	—	(17.0)
Changes in working capital:
Accounts receivable	6.4	11.7
Accounts payable	7.0	9.0
Accrued taxes payable	(59.6)	(5.6)
Accrued interest payable	(8.2)	(23.8)
Prepayments	6.6	(3.5)
Inventories	(7.8)	1.9
Deferred compensation assets	8.8	30.5
Deferred compensation obligations	(6.7)	(31.2)
Other	(20.0)	(3.5)

Net cash provided by operating activities	23.7	95.1

Investing Activities

Capital expenditures	(26.7)	(35.5)
Purchases of fixed income and equity securities	(57.5)	(9.7)
Sales of fixed income and equity securities	196.7	22.1

Net cash provided by / (used for) investing activities	112.5	(23.1)

Financing Activities

Issuance of long-term debt, net	174.7	—
Retirement of long-term debt	(5.0)	(4.0)
Dividends paid on common stock	(28.7)	(28.0)

Net cash provided by / (used for) financing activities	141.0	(32.0)

Cash and Temporary Cash Investments

Net change	277.2	40.0
Balance at beginning of period	337.6	40.8
Balance at end of period	$614.8	$80.8

Cash Paid During the Period for:
Interest and trust preferred distributions	$50.7	$67.4
Income taxes	$40.7	$(1.4)

These interim statements are unaudited.

DPL INC.

CONSOLIDATED BALANCE SHEET

($ in millions)

	At March 31, 2004	At December 31, 2003
ASSETS

Property
Property, plant and equipment	$4,446.0	$4,420.8
Less: Accumulated depreciation and amortization	(1,879.3)	(1,846.9)
Net property	2,566.7	2,573.9

Current Assets
Cash and temporary cash investments	614.8	337.6
Accounts receivable, less provision for uncollectible accounts of $6.0 and $6.0, respectively	169.6	176.0
Inventories, at average cost	60.0	52.1
Prepaid taxes	34.8	46.4
Other	32.7	60.1

Total current assets	911.9	672.2

Other Assets
Financial assets
Public securities	69.6	140.3
Private securities under the equity method	317.9	343.9
Private securities under the cost method	478.2	500.7
Total financial assets	865.7	984.9

Income taxes recoverable through future revenues	41.9	43.3
Other regulatory assets	37.1	36.1
Other	124.7	134.3

Total other assets	1,069.4	1,198.6

Total Assets	$4,548.0	$4,444.7

These interim statements are unaudited.

DPL INC.

CONSOLIDATED BALANCE SHEET

($ in millions)

(continued)

	At March 31, 2004	At December 31, 2003
CAPITALIZATION AND LIABILITIES

Capitalization
Common shareholders’ equity
Common stock	$1.3	$1.3
Other paid-in capital, net of treasury stock	12.6	12.0
Warrants	50.0	50.0
Common stock held by employee plans	(83.5)	(84.4)
Accumulated other comprehensive income	51.9	57.7
Earnings reinvested in the business	915.8	865.7
Total common shareholders’ equity	948.1	902.3

Preferred stock	23.0	23.0

Long-term debt	2,123.4	1,954.7
Total capitalization	3,094.5	2,880.0

Current Liabilities
Current portion - long-term debt	512.1	511.1
Accounts payable	101.4	95.6
Shareholder litigation	70.0	70.0
Accrued taxes	77.5	148.7
Accrued interest	41.9	50.1
Other	20.3	51.8

Total current liabilities	823.2	927.3

Deferred Credits and Other
Deferred taxes	373.6	374.0
Unamortized investment tax credit	51.5	52.2
Insurance and claims costs	27.2	26.0
Other	178.0	185.2

Total deferred credits and other	630.3	637.4

Contingencies

Total Capitalization and Liabilities	$4,548.0	$4,444.7

These interim statements are unaudited.

DPL INC.

CONSOLIDATED STATEMENT OF RESULTS OF OPERATIONS

($ in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2004	2003	2004	2003
		(as restated)		(as restated)
Revenues
Electric revenues	$282.2	$270.9	$582.0	$566.0
Other revenues, net of fuel costs	2.6	2.7	5.2	5.1
Total revenues	284.8	273.6	587.2	571.1

Operating Expenses
Fuel	61.7	51.6	125.3	108.2
Purchased power	23.9	26.0	51.9	45.4
Operation and maintenance	57.5	49.5	107.9	89.0
Depreciation and amortization	35.0	35.0	69.0	69.7
General taxes	25.4	26.0	52.8	54.7
Amortization of regulatory assets, net	0.1	10.7	0.2	22.8
Total operating expenses	203.6	198.8	407.1	389.8

Operating Income	81.2	74.8	180.1	181.3

Investment income (loss)	57.1	(8.5)	86.2	(12.0)
Interest expense	(37.2)	(44.9)	(81.7)	(90.3)
Other income (deductions)	(8.5)	32.0	(11.1)	32.1

Income Before Income Taxes and Cumulative Effect of Accounting Change	92.6	53.4	173.5	111.1

Income tax expense	36.2	18.4	67.4	40.2

Income Before Cumulative Effect of Accounting Change	56.4	35.0	106.1	70.9

Cumulative effect of accounting change, net of tax	—	—	—	17.0

Net Income	$56.4	$35.0	$106.1	$87.9

Average Number of Common Shares Outstanding (millions)
Basic	120.1	119.8	120.1	119.7
Diluted	121.4	122.0	121.4	121.9

Earnings Per Share of Common Stock
Basic:
Income before cumulative effect of accounting change	$0.47	$0.29	$0.88	$0.59
Cumulative effect of accounting change	—	—	—	0.14
Total Basic	$0.47	$0.29	$0.88	$0.73

Diluted:
Income before cumulative effect of accounting change	$0.46	$0.29	$0.87	$0.58
Cumulative effect of accounting change	—	—	—	0.14
Total Diluted	$0.46	$0.29	$0.87	$0.72

Dividends Paid Per Share of Common Stock	$—	$0.235	$0.240	$0.470

These interim statements are unaudited.

DPL INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

($ in millions)

	Six Months Ended June 30,
	2004	2003
		(as restated)
Operating Activities

Net income	$106.1	$87.9
Adjustments:
Depreciation and amortization	69.0	69.7
Amortization of regulatory assets, net	0.2	22.8
Deferred income taxes	35.5	44.9
Shareholder litigation settlement	(70.0)	—
Captive insurance provision	2.6	(41.7)
Investment (income) loss	(85.5)	16.2
Cumulative effect of accounting change, net of tax	—	(17.0)
Changes in working capital:
Accounts receivable	21.4	18.9
Accounts payable	5.4	(0.6)
Accrued taxes payable	(9.5)	(13.6)
Accrued interest payable	(8.2)	(0.2)
Prepayments	(5.3)	(14.1)
Inventories	(16.4)	(2.5)
Deferred compensation assets	8.5	28.6
Deferred compensation obligations	(4.8)	(28.9)
Other	(4.2)	1.8

Net cash provided by operating activities	44.8	172.2

Investing Activities

Capital expenditures	(46.4)	(65.7)
Purchases of fixed income and equity securities	(114.7)	(26.3)
Sales of fixed income and equity securities	275.1	77.4

Net cash provided by (used for) investing activities	114.0	(14.6)

Financing Activities

Issuance of long-term debt, net	174.7	—
Retirement of long-term debt	(505.4)	(4.4)
Dividends paid on common stock	(28.7)	(56.0)

Net cash used for financing activities	(359.4)	(60.4)

Cash and Temporary Cash Investments

Net change	(200.6)	97.2
Balance at beginning of period	337.6	40.8
Balance at end of period	$137.0	$138.0

Cash Paid During the Period for:
Interest and trust preferred distributions	$86.5	$86.9
Income taxes	$42.3	$11.3

These interim statements are unaudited.

DPL INC.

CONSOLIDATED BALANCE SHEET

($ in millions)

	At June 30, 2004	At December 31, 2003
ASSETS

Property
Property, plant and equipment	$4,468.6	$4,420.8
Less: Accumulated depreciation and amortization	(1,914.3)	(1,846.9)
Net property	2,554.3	2,573.9

Current Assets
Cash and temporary cash investments	137.0	337.6
Accounts receivable, less provision for uncollectible accounts of $1.1 and $6.0, respectively	154.6	176.0
Inventories, at average cost	68.5	52.1
Prepaid taxes	23.2	46.4
Other	36.7	60.1

Total current assets	420.0	672.2

Other Assets
Financial assets
Public securities	78.4	140.3
Private securities under the equity method	328.4	343.9
Private securities under the cost method	493.0	500.7
Total financial assets	899.8	984.9

Income taxes recoverable through future revenues	41.8	43.3
Other regulatory assets	36.7	36.1
Other	122.7	134.3

Total other assets	1,101.0	1,198.6

Total Assets	$4,075.3	$4,444.7

These interim statements are unaudited.

DPL INC.

CONSOLIDATED BALANCE SHEET

($ in millions)

(continued)

	At June 30, 2004	At December 31, 2003
CAPITALIZATION AND LIABILITIES

Capitalization
Common shareholders’ equity
Common stock	$1.3	$1.3
Other paid-in capital, net of treasury stock	12.6	12.0
Warrants	50.0	50.0
Common stock held by employee plans	(83.4)	(84.4)
Accumulated other comprehensive income	50.2	57.7
Earnings reinvested in the business	972.2	865.7
Total common shareholders’ equity	1,002.9	902.3

Preferred stock	23.0	23.0

Long-term debt	2,123.0	1,954.7

Total capitalization	3,148.9	2,880.0

Current Liabilities
Current portion - long-term debt	12.1	511.1
Accounts payable	101.3	95.6
Shareholder litigation	—	70.0
Accrued taxes	116.0	148.7
Accrued interest	42.0	50.1
Other	20.5	51.8

Total current liabilities	291.9	927.3

Deferred Credits and Other
Deferred taxes	371.4	374.0
Unamortized investment tax credit	50.7	52.2
Insurance and claims costs	28.6	26.0
Other	183.8	185.2

Total deferred credits and other	634.5	637.4

Contingencies

Total Capitalization and Liabilities	$4,075.3	$4,444.7

These interim statements are unaudited.

DPL Inc.

FINANCIAL DATA

(Unaudited)

(in millions, except per share amounts)

	Three Months Ended March 31,
	2004	2003
		(as restated)
Earnings Per Share of Common Stock - Basic:	$0.41	$0.44
Earnings Per Share of Common Stock - Diluted:	$0.41	$0.43
Earnings	$49.7	$52.9
Average Number of Common Stocks Outstanding:
Basic	120.1	119.6
Diluted	121.3	121.8

	Three Months Ended June 30,
	2004	2003
		(as restated)
Earnings Per Share of Common Stock - Basic:	$0.47	$0.29
Earnings Per Share of Common Stock - Diluted:	$0.46	$0.29
Earnings	$56.4	$35.0
Average Number of Common Stocks Outstanding:
Basic	120.1	119.8
Diluted	121.4	122.0

	Six Months Ended June 30,
	2004	2003
		(as restated)
Earnings Per Share of Common Stock - Basic:	$0.88	$0.73
Earnings Per Share of Common Stock - Diluted:	$0.87	$0.72
Earnings	$106.1	$87.9
Average Number of Common Stocks Outstanding:
Basic	120.1	119.7
Diluted	121.4	121.9